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                                                                   EXHIBIT 10.8



                     AMENDMENT NO. 4 TO MANAGEMENT AGREEMENT

         THIS AMENDMENT NO. 4, dated as of November 8, 2001 (the "Amendment"), to that certain Management Agreement (as amended, restated or otherwise modified from time to time prior to the date hereof, the "Agreement"), dated as of February 9, 2001, between Universal Compression, Inc. ( "UCI") and BRL Universal Compression Funding I, L.P. ("BRL").

                                   WITNESSETH:

         WHEREAS, UCI and BRL desire to amend the Agreement;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Amendment terms used in this Amendment shall have the meanings assigned to them in the Agreement.

         SECTION 2. Amendments to the Agreement. Effective at 8:00 a.m. (New York time) on November 8, 2001, following the execution and delivery of this Amendment (the "Effective Date"):

(a) Section (2) in the definition of "INCENTIVE MANAGEMENT FEE" set forth in
Section 1 of the Agreement is hereby deleted in its entirety and the following shall be substituted in place thereof:

         "(2) if Universal or any of its Affiliates is not then fulfilling the role of the Manager, the amount designated as such to be set forth in a separate letter agreement among the Owner, Universal and the Back-up Manager."

(b) The first clause of Section (2) of the definition of "OPERATIONS FEE" set forth in Section 1 of the Agreement shall be deleted in its entirety and the following shall be substituted in place thereof:

         "(2) at all times not covered by clause (1) the actual operating costs actually incurred by a successor Manager in the Collection Period immediately preceding such Payment Date with respect to the Owner Compressors, including, without limitation, the actual direct costs of labor, materials, parts and supplies;"

(c) The first clause of Section (2) of the definition of "S&A FEE" set forth in
Section 1 of the Agreement shall be deleted in its entirety and the following shall be substituted in place thereof:

         "(2) If Universal or any Affiliate thereof is not then fulfilling the role of the Manager the actual selling and administrative costs actually incurred by a successor Manager in the Collection Period immediately preceding such Payment Date with respect to the Owner Compressors;"


Amendment No. 4 to Management Agreement-Page 1

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(d) The definition of "SERVICES STANDARD" set forth in Section 1 of the
Agreement shall be deleted in its entirety and the following shall be substituted in place thereof:

         " "SERVICES STANDARD" shall mean such efforts which are at a level of care, diligence and skill consistent with generally accepted industry standards and which are at least equal to the efforts used by Universal with respect to the UCI Compressors."

         SECTION 3. Representations and Warranties. Each of the parties hereto hereby confirms that each of the representations and warranties set forth in the Agreement made by such party are true and correct as of the date first written above with the same effect as though each had been made by such party as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

         SECTION 4. Effectiveness of Agreement.

(a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) On the Effective Date, (i) this Amendment shall become a part of the Agreement and (ii) each reference in the Agreement to "this Agreement", or "hereof", "hereunder" or words of like import, and each reference in any other document to the Agreement shall mean and be a reference to such Agreement, as amended or modified hereby.

(c) Except as expressly amended or modified hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

         SECTION 5. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO NEW YORK'S CONFLICTS OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                            [signature page follows]


Amendment No. 4 to Management Agreement-Page 2
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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                    UNIVERSAL COMPRESSION, INC.


                                    By: /s/ Ernie L. Danner
                                        -------------------
                                            Ernie L. Danner,
                                            Executive Vice President


                                    UCO COMPRESSION LLC


                                    By: /s/ Ernie L. Danner
                                        -------------------
                                            Ernie L. Danner,
                                            Executive Vice President


                                    BRL UNIVERSAL COMPRESSION
                                    FUNDING I, L.P.

                                    By:     BRL UNIVERSAL COMPRESSION
                                            MANAGEMENT, INC., its general
                                            partner


                                            By: /s/ Gregory C. Greene
                                                ---------------------
                                                    Gregory C. Greene, President


Signature Page - Amendment No. 4 to Management Agreement-Page 1
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                                    For the limited purposes
                                    set forth herein, Accepted
                                    and Agreed:

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, not in its
                                    individual capacity but solely as indenture trustee


                                    By:    /s/ Edna Barber
                                           ---------------
                                    Name:  Edna Barber
                                           -----------
                                    Title: Assistant Vice President
                                           ------------------------

                                    Amendment No. 4 to the Management
                                    Agreement is hereby approved.

                                    FIRST UNION SECURITIES, INC., as deal
                                    agent


                                    By: /s/ Manoj Kumar
                                        ---------------
                                            Manoj Kumar, Vice President


                                    VARIABLE FUNDING CAPITAL
                                    CORPORATION, as note holder

                                    By:    First Union Securities, Inc., as
                                           attorney-in-fact

                                           By: /s/ Manoj Kumar
                                               ---------------
                                                   Manoj Kumar, Vice President


Signature Page - Amendment No. 4 to Management Agreement-Page 2